SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **COPPER ROAD INC.**, did on February 3, 2006, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on February 5, 2006.

DEAN HELLER
Secretary of State

By

Certification Clerk

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

February 5, 2006

Job Number: C20060203-1435
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20060070071-63	Articles of Incorporation	1 Pages/1 Copies



Respectfully,

DEAN HELLER
Secretary of State

By

Certification Clerk

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity #
E0075372006-2
Document Number:
20060070071-63

Date Filed:
2/3/2006 11:29:28 AM
In the office of

Dean Heller
Secretary of State

Articles of Incorporation

(PURSUANT TO NRS 78)

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	COPPER ROAD INC.
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	Name: CSC Services of Nevada, Inc. Street Address: 502 East John Street; City: Carson City; Nevada; Zip Code: 89706 Optional Mailing Address: ; City: ; State: ; Zip Code:
3. **Shares:** (number of shares corporation authorized to issue)	Number of shares with par value: 75,000,000; Par value: $ 0.001; Number of shares without par value:
4. **Names & Addresses, of Board of Directors/Trustees:** (attach additional page there is more than 3 directors/trustees)	1. Name: DARREN HAYES Street Address: 5396 NANCY GREEN WAY; City: North Vancouver, BC, Canada; State: XX; Zip Code: V7R 4N2 2. Name: Street Address: ; City: ; State: ; Zip Code: 3. Name: Street Address: ; City: ; State: ; Zip Code:
5. **Purpose:** (optional-see instructions)	The purpose of this Corporation shall be:
6. **Names, Address and Signature of Incorporator.** (attach additional page there is more than 1 incorporator)	Name: CSC Services of Nevada, Inc.; Signature: [signature] Address: 502 East John Street; City: Carson City; State: NV; Zip Code: 89706
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. Authorized Signature of R. A. or On Behalf of R. A. Company: [signature]; Date: 2/3/2006

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity # E0075372006-2
Document Number: 20060147575-87

Date Filed:
3/6/2006 7:44:06 AM
In the office of

Dean Heller
Secretary of State

Certificate of Amendment
(PURSUANT TO NRS 78.380)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation: Copper Road Inc.

2. The articles have been amended as follows (provide article numbers, if available):
Article 2: Authorized shares of the Company are 500,000,000 at par value of $0.001.
450,000,000 common
50,000,000 preferred

3. The undersigned declare that they constitute at least two-thirds of the incorporators [X] or of the board of directors [ ] (check one box only)

4. Effective date of filing (optional): Immediate.
(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures*

Signature

Signature

* If more than two signatures, attach an 8 ½ x 11 plain sheet with the additional signatures.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.